COLUMBIA FUNDS VARIABLE INSURANCE TRUST

                 Columbia Money Market Fund, Variable Series
                                  (the "Fund")

       Supplement dated November 3, 2008 to the Prospectus, dated May 1, 2008

The below text is added as a new paragraph at the end of the last footnote to the Fund's Annual Fund Operating Expenses table.

Also, the Advisor has voluntarily undertaken to waive its receipt of certain Fund expenses (consisting of advisory and administration fees) to the extent necessary in order to maintain a minimum annualized net yield for the Fund of 0.01%. This waiver is voluntary and may be modified or discontinued by the Advisor at any time.






        Shareholders should retain this Supplement for future reference.